UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 8, 2003

AEGIS ASSET BACKED SECURITIES CORPORATION (as Depositor under the Pooling and Servicing Agreement, dated as of September 1, 2003, providing for the issuance of Mortgage Pass-Through Certificates, Series 2003-2)

         Aegis Asset Backed Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-90230	43-1964014
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3250 Briarpark, Suite 400, Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  800-991-5625

                                 No Change

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of Mortgage Pass-Through Certificates, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-90230) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $367,450,000 in aggregate principal amount of Class A-1, Class A2-A, Class A2-B, Class A-IO, Class M1, Class M2 and Class B of its Mortgage Pass-Through Certificates, Series 2003-2 on October 7, 2003.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”) and an Amendment No. 1 (the “Amendment No. 1”) attached hereto as Exhibit 4.1, dated and effective as of September 1, 2003, among Aegis Asset Backed Securities Corporation, as depositor, Aegis Mortgage Corporation, as seller, Chase Manhattan Mortgage Corporation, as servicer, The Murrayhill Company, as credit risk manager, and Wells Fargo Bank Minnesota, National Association, as trustee.  The Pooling and Servicing Agreement was previously filed on SEC form 8-K on October 21, 2003.  The “Certificates” consist of the following classes: Class A-1, Class A-2A, Class A2-B, Class A-IO, Class M1, Class M2, Class B, Class P, Class X and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”), the assets of which consist primarily of a pool of certain first and second lien, fixed and adjustable rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $368,376,420.99 as of September 1, 2003, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Amendment No. 1 to the Pooling and Servicing Agreement dated and effective as of September 1, 2003, among Aegis Asset Backed Securities Corporation, as depositor, Aegis Mortgage Corporation, as seller, Chase Manhattan Mortgage Corporation, as servicer,  The Murrayhill Company, as credit risk manager and Wells Fargo Bank Minnesota, National Association, as trustee.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGIS ASSET BACKED SECURITIES CORPORATION

By:  /s/ Stuart D. Marvin

Name: Stuart D. Marvin

Title:   Executive Vice President

Dated:  December 8, 2003

EXHIBIT INDEX

Exhibit No.

Description

4.1

Amendment No. 1 to the Pooling and Servicing Agreement dated and effective as of September 1, 2003, among Aegis Asset Backed Securities Corporation, as depositor, Aegis Mortgage Corporation, as seller, Chase Manhattan Mortgage Corporation, as servicer, The Murrayhill Company, as credit risk manager, and Wells Fargo Bank Minnesota, National Association, as trustee.